EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended December 13, 2013

Current Month				Rolling Performance*				Rolling Risk Metrics* (Jan 2009 – Dec 2013)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-1.8%	-3.8%	-8.3%	-8.3%	-9.2%	-6.6%	-0.7%	-6.6%	10.3%	-29.0%	-0.6	-0.8
B**	-1.8%	-3.8%	-8.9%	-8.9%	-9.8%	-7.2%	-1.4%	-7.2%	10.3%	-31.2%	-0.7	-0.9
Legacy 1***	-1.7%	-3.6%	-6.3%	-6.3%	-7.1%	N/A	N/A	-4.1%	10.3%	-23.0%	-0.4	-0.5
Legacy 2***	-1.7%	-3.7%	-6.5%	-6.5%	-7.5%	N/A	N/A	-4.4%	10.3%	-23.7%	-0.4	-0.6
Global 1***	-1.8%	-3.7%	-6.0%	-6.0%	-6.9%	N/A	N/A	-4.7%	9.9%	-22.1%	-0.4	-0.6
Global 2***	-1.8%	-3.7%	-6.2%	-6.2%	-7.1%	N/A	N/A	-5.0%	9.8%	-23.1%	-0.5	-0.7
Global 3***	-1.8%	-3.9%	-7.7%	-7.7%	-8.7%	N/A	N/A	-6.7%	9.8%	-29.0%	-0.7	-0.8

S&P 500 Total Return Index****	-1.6%	-1.6%	27.1%	27.1%	14.6%	17.0%	7.0%	17.0%	15.9%	-18.2%	1.1	1.7
Barclays Capital U.S. Long Gov Index****	0.7%	-0.9%	-11.6%	-11.6%	5.8%	2.6%	6.0%	2.6%	12.1%	-14.7%	0.3	0.3
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	27%					27%
Energy	6%	Long	Brent Crude Oil	1.7%	Long	6%	Long	Brent Crude Oil	1.7%	Long
			Gas Oil	1.7%	Long			Gas Oil	1.7%	Long
Grains/Foods	12%	Short	Corn	3.3%	Short	12%	Short	Corn	3.3%	Short
			Wheat	2.0%	Short			Wheat	2.0%	Short
Metals	9%	Short	Gold	3.3%	Short	9%	Short	Gold	3.3%	Short
			Silver	2.2%	Short			Silver	2.2%	Short
FINANCIALS	73%					73%
Currencies	36%	Short $	Japanese Yen	7.9%	Short	36%	Short $	Japanese Yen	7.9%	Short
			British Pound	4.1%	Long			British Pound	4.1%	Long
Equities	23%	Long	DAX Index	3.7%	Long	23%	Long	S&P 500	3.7%	Long
			S&P 500	3.7%	Long			DAX Index	3.7%	Long
Fixed Income	14%	Long	Long Gilts	2.5%	Short	14%	Long	Long Gilts	2.5%	Short
			Japanese Gov't Bonds	1.6%	Long			Japanese Gov't Bonds	1.6%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Natural gas prices reached two-and-a half year highs by advancing over 5%, driven by greater demand caused by the sustained cold weather throughout much of the U.S. Heating oil prices lost more than 2% as supplies expanded and continued to surpass demand.

Grains/Foods	Coffee prices gained more than 8% after reports showed inventories for the Robusta bean fell more than expected. Wheat prices decreased by 3% on increased production in Australia, Canada and the U.S.
Metals
Copper prices advanced by more than 2% as investors bought back short positions ahead of the U.S. Federal Reserve’s meeting.  Nickel prices increased as investors continued to weigh the effects of the Indonesian government’s decision to tighten control of ore exports in 2014.

Currencies
The Australian dollar fell by more than 1% after the head of the country’s central bank stated he would like to see the value of the Australian dollar close to 85 U.S. cents. The Canadian dollar appreciated modestly against counterparts as investors positioned themselves ahead of the U.S. Federal Reserve’s policy-setting meeting.

Equities	The Hang Seng Index lost more than 2% after upbeat U.S. data raised the likelihood of reduced monetary expansion from the U.S. Federal Reserve. The Euro STOXX 50 Index fell by 2% on the same news.
Fixed Income	Prices for U.S. 30-Year Treasury Bonds experienced slight gains ahead of the Federal Reserve’s policy-setting meeting. Japanese government bond prices fell slightly.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.